UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2012

THE KEYW HOLDING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-34891 (Commission File Number)	27-1594952 (IRS Employer Identification No.)

7740 Milestone Parkway, Suite 400

Hanover, Maryland 21076

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (443) 733-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The KEYW Holding Corporation (the “Company”) today filed a Prospectus Supplement to the Prospectus included in its Registration Statement on Form S-3 (333-182134). The Prospectus Supplement includes certain audited financial statements of each of Poole & Associates, Inc. (“Poole”) and Sensage, Inc. (“Sensage”). Attached to this Form 8-K as Exhibits 23.1 and 23.2, respectively, are consents of Grant Thornton LLP, independent certified public accountants for Poole, and WuHoover & Co. LLP, independent certified public accountants for Sensage related to the inclusion of such audited financial statements in the Prospectus Supplement and Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP.

23.2	Consent of WuHoover & Co. LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2012	THE KEYW HOLDING CORPORATION

	By:	/s/ John E. Krobath
Name: John E. Krobath
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP.

23.2	Consent of WuHoover & Co. LLP.